UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 8, 2006 (Date of earliest event reported:  May 5, 2006)

RBC BEARINGS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction ofincorporation)	333-124824 (Commission File Number)	95-4372080 (IRS Employer Identification No.)

One Tribology Center
Oxford, CT 06478
Telephone: (203) 267-7001
(Address of Principal Executive Offices, including  Zip Code)

(203) 267-7001
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Director.

On May 5, 2006, Michael R. Stone tendered his resignation as a Director of RBC Bearings Incorporated (the “Company”) effective immediately. Mr. Stone is a Managing Partner of Whitney & Co., LLC (“Whitney”) and has been a Director of RBC Bearings Incorporated since April 2002. Whitney had been the Company’s principal equity sponsor and Mr. Stone’s resignation comes following the completion of the Company’s secondary offering, in which Whitney was a selling stockholder. In connection with Mr. Stone’s resignation, RBC Bearings Incorporated reduced the size of its Board of Directors to seven members, six of whom are independent.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 8, 2006

RBC BEARINGS INCORPORATED

By:	/s/ Daniel A. Bergeron
	Name:	Daniel A. Bergeron
	Title:	Chief Financial Officer